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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

April 20, 1999

To Our Shareholders:

     We are pleased to submit to you our report for the quarter ended March 31, 1999. The net asset value per share at that date was $11.48. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

     For the three months ended March 31, 1999 Cohen & Steers Total Return Realty Fund, Inc. had a total return of -5.1%, based on income and change in net asset value. This performance compares favorably to the NAREIT Equity REIT Index total return of -5.9%. This solid relative performance marks the fifth consecutive quarter of the Fund outperforming its benchmark. Our goal will be to continue to deliver solid relative performance based on the Fund's emphasis on above-average current income, consistent earnings growth, and attractive relative valuation levels.

     Simply stated, REITs have remained out of favor so far in 1999. As has been the case since the peak in REIT share prices in December 1997, earnings and dividends have continued to grow at a steady pace, causing valuation measures such as price/earnings ratios and dividend yields to reach extreme levels. For example, at quarter-end the average equity REIT dividend yield was 8.0%. Relative to the broader stock market averages, which have been continually rising to record levels, REIT valuations have reached an unprecedented level on both an absolute and relative basis. And, as shown in the following chart, the current REIT bear market has now become one of the longest and deepest in history.

---------------------------------------------------------------------------
EQUITY REIT                        PRICE          TOTAL         DURATION
BEAR MARKET                       DECLINE        RETURN         (MONTHS)
---------------------------------------------------------------------------
9/72 - 12/74                        -48.3%        -37.0%           27
8/79 -  4/80                        -15.9%        -11.1%            8
6/81 -  7/82                        -15.8%         -7.1%           13
2/87 - 10/87                        -20.9%        -17.1%            8
8/89 - 10/90                        -34.4%        -24.2%           14
9/93 - 11/94                        -17.5%        -10.9%           14
---------------------------------------------------------------------------
AVERAGE                             -25.5%        -17.9%           14
---------------------------------------------------------------------------
12/97 - 3/99                        -27.6%        -21.3%           15
---------------------------------------------------------------------------

     Importantly, the two bear markets that were deeper than the current one were both accompanied by economic recessions and real estate depressions. Severe overbuilding, which led to unusually high vacancy rates and bankruptcies, precipitated the real estate problems in those previous bear markets. In contrast, the U.S. economy today appears to remain quite strong and real estate fundamentals are not only extremely healthy but appear to be improving. Fourth quarter earnings for the REIT industry grew by 15% according to industry sources, with much of that improvement coming from strong growth in rents. In addition, recent statistics indicate continued low vacancy rates and a decline in new construction for every major property type, suggesting that fears of potential overbuilding are unfounded.

     Though we take no solace in negative returns, we are encouraged that our portfolio strategy of emphasizing the largest, strongest companies is continuing to have a positive effect on relative investment performance. For the quarter, we have outperformed our benchmark by a substantial margin.

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                                       1


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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

INVESTMENT OUTLOOK

     It appears to us that the bear market may have ended and that sentiment towards the REIT sector is beginning to improve. It has been our belief that there were three factors that precipitated this bear market: fear of an economic slowdown, fear of price deflation that would reduce real estate values, and a narrowing of investment opportunities for public real estate companies. The first two factors appear to have been favorably resolved, while the third remains unsettled.

     The U.S. economy remains quite strong and there seem to be few, if any, signs of a slowdown. Further, there appears to be little or no reason for either domestic or foreign monetary authorities to enact policies that would precipitate an economic slowdown. Our economy has successfully absorbed the slowdown in most of Asia, Russia, and Latin and South America. There are now signs that many of these economies have at least bottomed out, if not entered a recovery phase. The prospect of a stronger world economy, coupled with the substantial rise in oil prices, wage pressures and other telltale signs of price inflation, have caused the bond market to fall in 1999, raising yields to a 9-month high. These recent developments, in our view, have begun to nearly eliminate any lingering fears of widespread price deflation.

     The factor relating to the opportunity set available to REITs has not been resolved, at least not on an industry-wide basis. There are few, if any, cyclical industries in which the same investment and operational strategy works at different phases of the cycle. Because we believe the real estate industry has completed its growth phase and has now entered the equilibrium phase, it is becoming clear to us that the formula for success in real estate today is quite different than in most of the 1990's. Changing property dynamics, capital flows and investor expectations require a complete re-evaluation of how real estate enterprises should be run. This is summarized in the chart below:

                   WINNING REAL ESTATE INVESTMENT STRATEGIES

---------------------------------------------------------------------------------------------------------------------
                      GROWTH PHASE                                           EQUILIBRIUM PHASE
=====================================================================================================================
     Acquire as many assets as quickly as possible               Rationalize assets acquired in the 1990's
---------------------------------------------------------------------------------------------------------------------
    Take advantage of distressed sellers of property        Take advantage of overly aggressive property buyers
---------------------------------------------------------------------------------------------------------------------
 Measure success of acquisitions by earnings accretion     Assess merit of acquisitions based on return on assets
---------------------------------------------------------------------------------------------------------------------
   Seek external growth through property acquisitions       Maximize internal growth by improving profitability
---------------------------------------------------------------------------------------------------------------------
       Raise as much equity as often as possible                Do not dilute shareholders by issuing equity
---------------------------------------------------------------------------------------------------------------------
            Utilize high financial leverage                              Reduce financial leverage
---------------------------------------------------------------------------------------------------------------------
                     Form new REITs                                 Consolidate public company universe
---------------------------------------------------------------------------------------------------------------------
                    Invest in assets                                         Invest in entities
---------------------------------------------------------------------------------------------------------------------

     Our investment strategy continues to emphasize companies whose management teams have recognized the maturity of the cycle and have adopted new strategies that will enhance shareholder value. During the growth phase of the cycle, the strategy of acquiring as much property as possible, as quickly as possible and with whatever means available, was the key to success. There was a large number of willing sellers at the same time that occupancies, rents and asset values were all rising very quickly. With stock prices high and financing plentiful, nearly all acquisitions contributed to per share earnings, further sustaining lofty share valuations.

     In the equilibrium phase of the cycle, property prices are high, acquisition opportunities are fewer, and competition is much greater, particularly from private capital sources. In addition, the bear market has significantly

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                                       2


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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
raised the cost of equity capital for REITs, further narrowing their acquisition and financing opportunities. It is ironic that a seller's market for property now coincides with a buyer's market for shares of property-owning REITs. As a result, we believe that a large-scale consolidation of the industry may be at hand. In recent weeks several proposals to take REITs private have been announced and it is our understanding that a great many more are currently being considered. Clearly, if the gap between public and private market values persists, we believe many REITs will either be taken private or taken over by other REITs. This activity may prove to be a catalyst for better stock price performance.

     In this environment some exciting strategic opportunities are surfacing that can materially improve the quality of REIT property portfolios and increase earnings growth rates. REITs today have an unprecedented opportunity to sell properties at attractive prices, pruning their portfolios of assets that are under-performing or that do not fit from a strategic standpoint. The proceeds of these sales can be used to repay debt, be re-deployed into higher returning assets, or simply be retained for future opportunities. A large number of REITs have chosen to repurchase shares; however, this is a strategy which we believe most often has little merit, given the ongoing capital requirements of the real estate business. In any case, the combination of asset sales and a slowdown in the acquisition pace of the industry has materially reduced the amount of financing required by REITs. The perception that REITs will not be tapping the equity market on a regular basis will dramatically improve the supply/demand picture for their shares.

     The governance of the public market is having the further effect of disciplining the management of the REIT industry. Reductions in staff and other overhead are now commonplace, and efforts to improve profitability of existing owned assets have become foremost priorities. In conjunction with employing a higher required rate of return on new investment, industry participants have a unique opportunity to enjoy a meaningful increase in profitability.

     As we have discussed in the past, we believe that the equilibrium phase of the cycle could last for a very long time due to the public market discipline that has been imposed on the real estate industry. This leads us to believe that real estate and REIT returns will generally revert to their historic levels: for the 20 year period ended March 31, 1999, the NAREIT Equity REIT Index, for example, had compounded average annual returns of 13.6%. While we cannot make predictions about the Fund's absolute future performance, or its future performance relative to an index, our goal will be to continue to provide returns that are in excess of these broad-based indices. There are a host of companies that have above-average growth potential and these are the mainstays of our portfolio. In our opinion, the public market offers the single best real estate investment today.

Sincerely,

                        Martin Cohen                       Robert H. Steers
                        MARTIN COHEN                       ROBERT H. STEERS
                        President                          Chairman

   Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                                       3



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1999 (UNAUDITED)

                                                                                    NUMBER
                                                                                  OF SHARES            VALUE
                                                                                  ----------        -----------
EQUITIES                                                             97.18%
  COMMON STOCK                                                       77.21%
     APARTMENT/RESIDENTIAL                                            9.89%
          Apartment Investment & Management Co. -- Class A.................          35,300         $ 1,279,625
          Charles E. Smith Residential Realty..............................          58,800           1,811,775
          Essex Property Trust.............................................          33,300             869,962
          Post Properties..................................................          48,300           1,738,800
          Summit Properties................................................         161,800           2,700,038
                                                                                                    -----------
                                                                                                      8,400,200
                                                                                                    -----------
     DIVERSIFIED                                                      7.03%
          Anthracite Capital...............................................         394,600           2,959,500
          Pacific Gulf Properties..........................................         167,300           3,011,400
                                                                                                    -----------
                                                                                                      5,970,900
                                                                                                    -----------
     HEALTH CARE                                                    13.72%
          American Health Properties.......................................          92,400           1,680,525
          ElderTrust.......................................................         109,600             986,400
          Health Care Property Investors...................................         103,700           2,981,375
          Healthcare Realty Trust..........................................         111,800           2,124,200
          Nationwide Health Properties.....................................         133,200           2,530,800
          Ventas...........................................................         225,000           1,350,000
                                                                                                    -----------
                                                                                                     11,653,300
                                                                                                    -----------
     HOTEL                                                           5.37%
          FelCor Lodging Trust.............................................          96,600           2,239,913
          Host Marriott Corp. .............................................          67,400             749,825
          Innkeepers USA...................................................         168,400           1,568,225
                                                                                                    -----------
                                                                                                      4,557,963
                                                                                                    -----------
     INDUSTRIAL                                                      3.68%
          First Industrial Realty Trust....................................         130,500           3,123,844
                                                                                                    -----------
     OFFICE                                                         21.49%
          Arden Realty Group...............................................         131,400           2,923,650
          Brandywine Realty Trust..........................................         132,100           2,146,625
          CarrAmerica Realty Corp. ........................................          99,000           2,184,187
          Crescent Real Estate Equities Co. ...............................         119,100           2,560,650
          Highwoods Properties.............................................         139,700           3,291,681
          Mack-Cali Realty Corp. ..........................................         125,400           3,683,625
          SL Green Realty Corp. ...........................................          32,000             602,000
          Tower Realty Trust...............................................          44,900             850,294
                                                                                                    -----------
                                                                                                     18,242,712
                                                                                                    -----------

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1999 (UNAUDITED)

                                                                                    NUMBER
                                                                                  OF SHARES            VALUE
                                                                                  ----------        -----------
  OFFICE/INDUSTRIAL                                                   3.42%
          Liberty Property Trust...........................................          60,600         $ 1,257,450
          Prime Group Realty Trust.........................................         124,200           1,645,650
                                                                                                    -----------
                                                                                                      2,903,100
                                                                                                    -----------
  SHOPPING CENTER                                                    10.73%
     COMMUNITY CENTER                                                 4.30%
          Federal Realty Investment Trust..................................          67,100           1,421,681
          Pan Pacific Retail Properties....................................          87,600           1,554,900
          Pennsylvania REIT................................................          35,900             670,881
                                                                                                    -----------
                                                                                                      3,647,462
                                                                                                    -----------
     REGIONAL MALL                                                    6.43%
          JP Realty........................................................         133,700           2,632,219
          Simon Property Group.............................................          51,200           1,404,800
          The Mills Corp...................................................          79,200           1,420,650
                                                                                                    -----------
                                                                                                      5,457,669
                                                                                                    -----------
          TOTAL SHOPPING CENTER............................................                           9,105,131
                                                                                                    -----------
  SPECIALTY                                                           1.88%
          Entertainment Properties Trust...................................          92,500           1,595,625
                                                                                                    -----------
               TOTAL COMMON STOCK (Identified cost -- $73,838,071).........                          65,552,775
                                                                                                    -----------
PREFERRED STOCK                                                      19.97%
          Apartment Investment & Management Co., 9.375%, Series G..........         125,100           2,869,481
          Bradley Real Estate, 8.40%, Series A (Convertible)...............          40,026             900,585
          Camden Property Trust, $2.25, Series A (Convertible).............         178,600           4,174,775
          Crown American Realty Trust, 11.00%, Series A....................          44,300           2,126,400
          General Growth Properties, 7.25%, Series A (Redeemable)..........          22,000             500,500
          Prime Retail, 8.50%, Series B (Convertible)......................          94,800           1,516,800
          Reckson Associates Realty Corp., 7.625%, Series A
             (Convertible).................................................         124,000           2,526,500
          SL Green Realty Corp., 8.00%, Series A (Convertible).............         114,200           2,341,100
                                                                                                    -----------
               TOTAL PREFERRED STOCK (Identified cost -- $18,618,213)......                          16,956,141
                                                                                                    -----------
               TOTAL EQUITIES (Identified cost -- $92,456,284).............                          82,508,916
                                                                                                    -----------
                                                                                  PRINCIPAL
                                                                                    AMOUNT
                                                                                  ----------
COMMERCIAL PAPER                                                      1.73%
          American Express Co., 5.00%, due 4/1/99 (Identified cost --
             $1,469,060)...................................................       $1,469,000          1,469,000
                                                                                                    -----------
TOTAL INVESTMENTS (Identified cost -- $93,925,344)................   98.91%                          83,977,916
OTHER ASSETS IN EXCESS OF LIABILITIES...............................  1.09%                             927,562
                                                                    ------                          -----------
NET ASSETS (Equivalent to $11.48 per share based on 7,399,100
  shares of capital stock outstanding)............................  100.00%                         $84,905,478
                                                                    ------                          -----------
                                                                    ------                          -----------

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                 COHEN AND STEERS TOTAL RETURN REALTY FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 1999 (UNAUDITED)

                                                                                                 NET ASSET VALUE
                                                                         TOTAL NET ASSETS           PER SHARE
                                                                     -------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/98......................................                $91,386,268            $12.35
      Net investment income........................................  $ 1,873,539                 $ 0.25
      Net realized and unrealized losses from security
         transactions..............................................   (6,579,081)                 (0.88)
      Distributions from net investment income.....................   (1,775,248)                 (0.24)
                                                                     -----------                 ------
Net decrease in net asset value....................................                 (6,480,790)            (0.87)
                                                                                   -----------            ------
End of period: 3/31/99.............................................                $84,905,478            $11.48
                                                                                   -----------            ------
                                                                                   -----------            ------

------------

* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                                 TOTAL RETURNS*
                         (PERIODS ENDED MARCH 31, 1999)

                    FIVE YEARS            SINCE INCEPTION (9/27/93)
ONE YEAR           (ANNUALIZED)                 (ANNUALIZED)
--------           ------------           -------------------------
-19.67%              8.55%                          12.31%

------------

* Based on net asset value.

  KEY INFORMATION

  For general information and weekly
  net asset value call: (800) 543-6217

  NEW YORK STOCK EXCHANGE SYMBOL: RFI

                               REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

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                                       6



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol: RFI
Website: www.cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.
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                                       7




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                           COHEN & STEERS
                       ------------------------
                       TOTAL RETURN REALTY FUND



                          QUARTERLY REPORT
                           MARCH 31, 1999



COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017